EXHIBIT 99.4


                              INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                             FINANCIAL STATEMENTS
                            AS OF JANUARY 31, 2000


                                   CONTENTS


PAGE         1        INDEPENDENT AUDITORS' REPORT

PAGE         2        BALANCE SHEET AS OF JANUARY 31, 2000

PAGE         3        STATEMENT OF OPERATIONS FOR THE MONTH ENDED
                      JANUARY 31, 2000 AND FOR THE PERIOD FROM
                      SEPTEMBER 24, 1999 (INCEPTION) TO JANUARY 31, 2000

PAGE         4        STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
                      FOR THE PERIOD FROM SEPTEMBER 24, 1999
                      (INCEPTION) TO JANUARY 31, 2000

PAGE         5        STATEMENT OF CASH FLOWS FOR THE MONTH ENDED
                      JANUARY 31, 2000 AND FOR PERIOD FROM SEPTEMBER
                      24, 1999 (INCEPTION) TO JANUARY 31, 2000

PAGES      6 - 9      NOTES TO FINANCIAL STATEMENTS

                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
 Intechnologies, Inc.

We have audited the accompanying balance sheet of Intechnologies, Inc. (a development stage company) as of January 31, 2000 and the related statements of operations, changes in stockholders' deficiency and cash flows for the month ended January 31, 2000 and for the period from September 24, 1999 (inception) to January 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Intechnologies, Inc. (a development stage company) as of January 31, 2000, and the results of its operations and its cash flows for the month ended January 31, 2000 and for the period from September 24, 1999 (inception) to January 31, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company is a development stage company, without operations, and has incurred an operating loss of $80,000 and has a working capital deficiency and stockholders' deficiency of $87,230. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


WEINBERG & COMPANY, P.A.

Boca Raton, Florida
May 15, 2000

                              INTECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                JANUARY 31, 2000



                                     ASSETS

CURRENT ASSETS
  Cash                                                         $           15
                                                                  -------------

TOTAL ASSETS                                                   $           15
------------
                                                                  =============


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
  Consulting fees payable                                      $       80,000
  Loan payable - stockholder                                            7,245
                                                                  -------------
   Total Liabilities                                                   87,245

STOCKHOLDERS' DEFICIENCY
  Preferred stock, $0.001 par value, 8,000,000 shares
  authorized, none issued and outstanding                                 -
  Common stock, $0.001 par value, 100,000,000 shares
   authorized,  17,000,000 issued and outstanding                      17,000
  Common stock subscribed (8,000,000 shares)                            8,000
  Additional paid-in capital                                       64,967,818
  Accumulated deficit during development stage                        (80,000)
                                                                  -------------
                                                                   64,912,818
  Less subscriptions receivable                                   (65,000,048)
                                                                  -------------

TOTAL STOCKHOLDERS' DEFICIENCY                                        (87,230)
                                                                  -------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                 $           15
----------------------------------------------
                                                                  =============




                See accompanying notes to financial statements

                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF OPERATIONS


                                                                  Cumulative
                                                                from September
                                                                   24, 1999
                                                                (Inception) To
                                              Month ended         January 31,
                                            January 31, 2000         2000
                                            ---------------     --------------

REVENUES                                  $          -         $         -
                                            ---------------      --------------

EXPENSES
  Consulting fees                                  80,000             80,000
                                            ---------------      --------------

NET LOSS                                  $       (80,000)     $      (80,000)
--------
                                            ===============      ==============

  Net loss per share
   - basic and diluted                    $         (0.01)     $        (0.01)
                                            ===============      ==============

  Weighted average number of shares
   outstanding during the period
   - basic and diluted                         16,708,333          6,740,384
                                            ===============     ==============











                See accompanying notes to financial statements



                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
               STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
    FOR THE PERIOD FROM SEPTEMBER 24, 1999 (INCEPTION) TO JANUARY 31, 2000



                                                                                        Deficit
                                                                                      Accumulated
                                                     Common Stock        Additional     During
                             Common Stock             Subscribed          Paid-In     Development   Subscriptions
                           Shares      Amount      Shares     Amount      Capital        Stage      Receivable       Total
                         ------------  --------  ----------  --------   -----------  ------------  ------------   ---------
Common stock issued for
  cash to founders       15,750,000  $ 15,750         -     $   -      $    (15,687)  $      -      $(        48)  $      15

Common stock issued as
  subscriptions                -         -       8,000,000     8,000     64,992,000          -       (65,000,000)      -

Recapitalization          1,250,000     1,250         -         -            (8,495)         -             -          (7,245)

Net loss for the
  month ended
  January 31, 2000             -         -            -         -             -          (80,000)          -         (80,000)
                         ------------  --------  -----------  --------   -----------  ------------  ------------   ---------

BALANCE, JANUARY 31,
--------------------
  2000                   17,000,000  $  17,000   8,000,000  $  8,000   $ 64,967,818   $  (80,000)   $(65,000,048)  $ (87,230)
  ----
                         ============  ========  ===========  ========   ===========  ============  ============   =========






                See accompanying notes to financial statements

                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF CASH FLOWS



                                                                 Cumulative from
                                                                   September 24,
                                                                       1999
                                               Month ended        (Inception) to
                                            January 31, 2000    January 31, 2000
                                            ----------------   ----------------
Cash flows from operating activities
  Net loss                                  $      (80,000)    $      (80,000)
  Increase in consulting fee payable                80,000             80,000
                                            ----------------   ----------------

   Net cash provided by (used in)
     operating activities                             -                  -
                                            ----------------   ----------------

Cash flows from financing activities
  Proceeds from issuance of common
  stock                                                 15                 15
                                            ----------------   ----------------

   Net cash provided by financing
   activities                                           15                 15
                                            ----------------   ----------------

Net increase in cash                                    15                 15

Cash and cash equivalents - Beginning
  of period                                           -                  -
                                            ----------------   ----------------

Cash and cash equivalents - end of
  period                                    $           15     $           15
  ------
                                            ================   ================









                See accompanying notes to financial statements

                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                            AS OF JANUARY 31, 2000

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            (A) Organization and Description of Business

            Intechnologies, Inc., formerly known as Ameristar Corp., (a development stage company) (the "Company") was incorporated in the State of Delaware on September 24, 1999 to acquire interests in businesses that develop and distribute information technology products and services to the Federal, State, and Local Governments and industrial firms in North America.

            Ameristar Corp., whose fiscal year end is December 31, was inactive until January 2000 when it issued its founders stock and merged into a public shell (see below).

            At January 31, 2000, the Company had not yet commenced business operations, and all activity to date relates to the Company's formation and fund raising.

            On January 25, 2000, Ameristar Corp. was merged into Jetco Inc. ("Jetco") an inactive shell, incorporated in Delaware on April 27, 1998 and reporting to the Securities and Exchange Commission under the Securities Act of 1934, as amended. The stockholders of Ameristar Corp. received 23,750,000 common shares of Jetco in exchange for 100% of the issued and outstanding shares of Ameristar Corp., resulting in a 95% ownership of Jetco. The transaction was accounted for as a recapitalization of the Company. The accompanying financial statements include the operations of the Ameristar Corp. since inception and operations of Jetco from the merger date.

            The name of Jetco was changed to Intechnologies, Inc.

            (B) Use of Estimates

            In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                            AS OF JANUARY 31, 2000

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

            (C) Cash and Cash Equivalents

            For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at time of purchase to be cash equivalents.

            (D) Income Taxes

            The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109. "Accounting for Income Taxes" ("Statement No.109"). Under Statement No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There was no current income tax expense due to the Company's operating losses. The deferred tax asset of approximately $12,000 arising from the Company's net operating loss carryforward of approximately $80,000 at January 31, 2000 has been fully offset by a valuation allowance.

            (E) Earnings Per Share

            Net loss per common share for the period from September 24, 1999 (inception) to January 31, 2000 is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128 "Earnings Per Share". There were no common stock equivalents outstanding at January 31, 2000.

NOTE 2      CONSULTING FEE

            In January 2000, the Company entered into an agreement whereby a Consultant will provide services related to the Company becoming a publicly held reporting and trading company. Payment is to be $240,000, payable $20,000 monthly beginning February 2000. However, one-third of the services were completed as of January 31, 2000, and therefore, the Company has recognized $80,000 as consulting expense and a related liability as of that date.

                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                            AS OF JANUARY 31, 2000

NOTE 3      LOAN PAYABLE - STOCKHOLDER

            The loan to stockholder is a non-interest-bearing demand loan payable arising from funds advanced to the Company.

NOTE 4      SUBSCRIPTION AND LOAN AGREEMENT

            In January 2000, the Company entered into a Subscription Agreement and Loan Agreement (the "Agreements") with an investor.

            The concept of the Agreements is to acquire permanent capital of $65,000,000. The permanent capital is to be utilized to make targeted acquisitions to be identified in the future. The Loan Agreement is in the form of a series of "traunches" wherein the invested money takes the form of a note payable, with an automatic conversion feature based upon the stock achieving a trading price of at least $5 per share at an average volume of at least 15,000 shares per day for 20 business days.

            As stipulated in the Loan Agreement, the funding takes places in two parts with an initial funding of $35,000,000, and a Second Funding of $30,000,000. The Initial Funding is broken into four traunches as follows:

                  The first traunch       $ 3,500,000
                  The second traunch      $10,500,000
                  The third traunch       $10,500,000
                  The fourth traunch      $10,500,000

            The Second Funding is in three traunches each in the amount of $10,000,000. The seven traunches described above are secured while they are in Note form by seven notes which have been designated series A through G and delivered to a custodial account. Each Note bears interest at 6% and is for a term of one year. Upon the funding of the initial traunch, the series A Note will be provided by the custodial agent to the lender. However, the first traunch does not have to be funded until (i) the stock has achieved a trading price of at least $5 per share at an average volume of at least 15,000 shares per day for 20 business days, or (ii) three of the targets are ready to close with a cash requirement equivalent to the initial funding, and all other activities necessary for closing of the acquisitions have been met. After the initial funding, the Lender does not have to provide any of the further traunches (which, when made, would be secured by the Notes) if the trading price minimum has not been met.

                             INTECHNOLOGIES, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                            AS OF JANUARY 31, 2000

NOTE 4      SUBSCRIPTION AND LOAN AGREEMENT (Continued)

            Pursuant to the Subscription Agreement, the Company deposited 8,000,000 shares of its common stock into a custodial account. The first 5,000,000 shares of stock included in the Subscription Agreement have a purchase price of $7 per share, and the remaining 3,000,000 shares have a purchase price of $10 per share. The stock will be paid for by a surrender of the Series Notes issued as part of the Loan Agreement, and will be included in any Registration Statement filed with the Securities and Exchange Commission, when such Registration Statement is filed. At the time the lender has funded $14,000,000 of the loan, the lender has the right to transfer, alienate, hypothecate, or encumber all or any portion of the stock, and at that point, assuming no element of default, the Company can repurchase the shares at $14 per share.

            The Company has entered into negotiations with potential target companies, and therefore, the 8,000,000 shares have been reflected in the accompanying financial statements as common stock subscribed with an offsetting subscriptions receivable.


NOTE 5      GOING CONCERN

            As reflected in the accompanying financial statements, the Company had a net loss of $80,000, and has a working capital deficiency and stockholders' deficiency of $87,230 and has not generated any revenues since it does not yet have an operating business. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

            The Company intends to become quoted in the OTCBB and has begun negotiations with target acquisitions in order to meet the requirements discussed in Note 4 to receive funding. Management believes that actions presently being taken provide the opportunity for the Company to continue as a going concern.